UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 6, 2005

Centrue Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-15025	36-3846489
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

310 S. Schuyler, Kankakee, Illinois		60901
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	815-937-4440

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

(A) Employment Agreements between Centrue Financial Corporation and Thomas A. Daiber and James M. Lindstrom

On December 31, 2004, Centrue Financial Corporation (the "Company") entered into employment agreements with Thomas A. Daiber, as President and Chief Executive Officer of the Company and its wholly-owned subsidiary, Centrue Bank (the "Bank"), and James M. Lindstrom, as Senior Vice President and Chief Financial Officer of the Company and the Bank. The agreements provide for an annual base salary of $275,000 for Mr. Daiber and $190,000 for Mr. Lindstrom, which may be maintained or increased during the terms of the agreements in accordance with the Company’s established management compensation policies and plans. The agreements provide for a term of three years for Mr. Daiber and two years for Mr. Lindstrom. The terms of Mr. Daiber’s and Mr. Lindstrom’s agreements will automatically be extended for one additional year on each anniversary of the effective date, unless either party provides written notice of non-renewal at least 30 days’ prior to such anniversary of the effective date.

The agreements also provide for annual performance bonuses (up to 50% of their respective base salaries for the applicable year) and participation in all plans and benefits generally accorded to senior executives, including pension, profit-sharing, supplemental retirement, incentive compensation and group life medical, as well as other perquisites extended to similarly situated senior executives.

If Mr. Daiber’s employment is terminated without cause, as defined in the employment agreement, the Company will be obligated to pay an amount equal to three times 125% of his then-current annual base salary and to provide health insurance during the continuation period under federal employee benefit laws. If Mr. Lindstrom’s employment is terminated without cause, the Company will be obligated to pay an amount equal to two times his then-current annual base salary and to provide health insurance during the continuation period under federal employee benefit laws. In the event of a "constructive discharge," as defined in the agreements, they will have the right to terminate their employment and receive the same severance as if they had been terminated without cause. In general, they will be deemed to be constructively discharged if: (i) they are removed from their positions; (ii) they are relocated, without their consent, to a location more than 50 miles from the main office of the Company; (iii) the Company commits a material breach of its obligations under the agreements; or (iv) in Mr. Lindstrom’s case, there is a substantial diminution in his responsibilities.

Under the agreements, if the executives voluntarily terminate their employment with the Company, the Company will only be obligated to pay their salaries and benefits accrued through the effective date of termination, plus any expense reimbursements incurred prior to termination and properly submitted in accordance with the agreement. If the Company terminates them for cause, the Company’s only obligation under the agreements is to pay their salaries and benefits accrued through the effective date of termination.

If, within one year after a change of control of the Company, Mr. Daiber voluntarily terminates his employment or if his employment is involuntarily terminated, then he will be entitled to the same cash payment and benefits he would be entitled to if terminated by the Company without cause. If, within one year after a change of control of the Company, Mr. Lindstrom voluntarily terminates his employment or his employment is involuntarily terminated, he will be entitled to receive a cash payment equal to three times his then-current annual base salary and health insurance during the continuation period under federal employee benefit laws.

Additionally, the agreements include a covenant limiting the executives’ ability to compete with the Company, the Bank or their subsidiaries in an area encompassing a 25-mile radius of the counties in which they operate for a period of one year following termination of employment.

(B) Employment Agreements between Centrue Bank and Carol S. Hoekstra and Michael A. O’Gorman

On December 31, 2004, the Bank entered into employment agreements with Carol S. Hoekstra, as a Senior Vice President of the Bank, and Michael A. O’Gorman, as the President of the North Region of the Bank. The agreements provide for an annual base salary of $135,000 for Ms. Hoekstra and $120,000 for Mr. O’Gorman, which may be maintained or increased during the terms of the agreements in accordance with the Bank’s established management compensation policies and plans. The agreements provide for a term of one year for Ms. Hoekstra and Mr. O’Gorman, unless terminated earlier by either party upon 30 days’ prior written notice.

The agreements also provide for annual performance bonuses (up to 25% of their respective base salaries for the applicable year) and participation in all plans and benefits generally accorded to senior executives, including pension, profit-sharing, supplemental retirement, incentive compensation and group life medical, as well as other perquisites extended to similarly situated senior executives.

If Ms. Hoekstra’s or Mr. O’Gorman’s employment is terminated without cause, the Bank will be obligated to pay an amount equal to her or his then-current annual base salary and to provide health insurance for twelve months following termination of employment. In the event of a "constructive discharge," as defined in the agreements, they will have the right to terminate their employment and receive the same severance as if they had been terminated without cause. In general, they will be deemed to be constructively discharged if: (i) they are removed from their positions; (ii) there is a substantial diminution in their responsibilities; (iii) they are relocated without their consent to a location more than 50 miles from the main office of the Bank; or (iv) the Bank commits a material breach of its obligations under the agreements.

Under the agreements, if the executives voluntarily terminate their employment with the Bank, the Bank will only be obligated to pay their salaries and benefits accrued through the effective date of termination, plus any expense reimbursements incurred prior to termination and properly submitted in accordance with the agreement. If the Bank terminates them for cause, the Bank’s only obligation under the agreements is to pay their salaries and benefits accrued through the effective date of termination.

If Ms. Hoekstra or Mr. O’Gorman voluntarily terminate their employment within six months or their employment is involuntarily terminated within one year after a change of control of the Bank, then they will be entitled to receive a cash payment equal to their then-current annual base salary and health insurance for twelve months following termination.

Additionally, the agreements include a covenant limiting the executives’ ability to compete with the Company, the Bank or their subsidiaries in an area encompassing a 25-mile radius of the counties in which they operate for a period of one year following termination of employment.

(C) Copies of Employment Agreements

A copy of the Employment Agreements, executed on December 31, 2004, by and between the Company and Thomas A. Daiber and James M. Lindstrom and a copy of the Employment Agreements, executed on December 31, 2004, by and between the Bank and Carol S. Hoekstra and Michael A. O’Gorman, are attached hereto and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

In conjunction with the Company entering into the employment agreements with Messrs. Daiber and Lindstrom and Ms. Hoekstra discussed above under Item 1.01, the employment agreements previously entered into by the Company and each of Messrs. Daiber and Lindstrom and Ms. Hoekstra, dated May 27, 2003, July 8, 2003, and October 31, 2003, respectively, have been terminated.

Item 8.01. Other Events.

On December 31, 2004, the Company executed agreements with Jack Henry & Associates, Inc. ("Jack Henry") pursuant to which Jack Henry will provide data processing, item processing and electronic funds transfer processing services to the Company for a period of 5 years. Conversion by the Bank to Jack Henry’s system is expected to begin in 2005 with an anticipated completion by early June, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1 Employment Agreement by and between Centrue Financial Corporation and Thomas A. Daiber, executed on December 31, 2004, filed pursuant to Item 1.01 of this Form 8-K
10.2 Employment Agreement by and between Centrue Financial Corporation and James M. Lindstrom, executed on December 31, 2004, filed pursuant to Item 1.01 of this Form 8-K
10.3 Employment Agreement by and between Centrue Bank and Carol S. Hoekstra, executed on December 31, 2004, filed pursuant to Item 1.01 of this Form 8-K
10.4 Employment Agreement by and between Centrue Bank and Michael A. O’Gorman, executed on December 31, 2004, filed pursuant to Item 1.01 of this Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centrue Financial Corporation

January 6, 2005	By:	James M. Lindstrom

Name: James M. Lindstrom
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement by and between Centrue Financial Corporation and Thomas A. Daiber, executed on December 31, 2004, filed pursuant to Item 1.01 of this Form 8-K
10.2	Employment Agreement by and between Centrue Financial Corporation and James M. Lindstrom, executed on December 31, 2004, filed pursuant to Item 1.01 of this Form 8-K
10.3	Employment Agreement by and between Centrue Bank and Carol S. Hoekstra, executed on December 31, 2004, filed pursuant to Item 1.01 of this Form 8-K
10.4	Employment Agreement by and between Centrue Bank and Michael A. O'Gorman, executed on December 31, 2004, filed pursuant to Item 1.01 of this Form 8-K